EXHIBIT 12.(b)

FOREFRONT INCOME TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of Forefront Income Trust (the “Fund” and the “Trust”) on Form N-CSR for the period ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Cole Reifler, Principal Executive Officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: May 30, 2018	By:	/s/Brad Reifler
Brad Reifler Principal Executive Officer Forefront Income Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 12.(b)

FOREFRONT INCOME TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual reports of Forefront Income Trust (the “Fund” and the “Trust”) on Form N-CSR for the period ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Michael Flatley, Principal Financial Officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: May 30, 2018	By:	/s/Michael Flatley
Michael Flatley Principal Financial Officer Forefront Income Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.